SUMMARY PROSPECTUS MAY 1, 2010	Money Market Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2010, along with the Portfolio’s most recent annual report dated December 31, 2009, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Portfolio Operating Expenses	0.34%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests only in high quality, short term money market instruments that present minimal credit risks, as determined by management. While the Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations, it also may invest up to 3% of total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase.

The Portfolio primarily invests in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio’s investments will comply with applicable rules governing the quality, maturity, liquidity and diversification of securities held by money market funds.

The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Northwestern Mutual Series Fund, Inc.	NMSF–56

Money Market Portfolio

Because the Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase, the level of purchases will be relatively high. However, as transaction costs on Portfolio investments are generally not substantial, the high level of purchases is not expected to adversely affect the Portfolio’s net asset value or net income.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRINCIPAL RISKS

The main risks of investing in the Portfolio are identified below. More information on these and other risks of investing in the Portfolio can be found beginning on page 83 of the Northwestern Mutual Series Fund, Inc. Prospectus, under “MORE ABOUT INVESTMENT STRATEGIES AND RISKS.”

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Concentration Risk – Because the Portfolio will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Portfolio. These risks generally include interest rate risk, credit risk and risks associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.

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Interest Rate Risk – The value of the Portfolio’s fixed income investments may decline because of a change in market interest rates. A low interest rate environment poses additional risks to the Portfolio. Low yields on the Portfolio’s holdings may have an adverse impact on the Portfolio’s ability to provide a positive yield to its shareholders, pay expenses out of Portfolio assets or, at times, maintain a stable $1.00 share price.

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Liquidity Risk – Particular investments may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 4th – ‘00 1.66%    Worst Qtr: 4th – ‘09 0.07%

Average Annual Total Return

(for periods ended December 31, 2009)

1 Yr	5 Yrs	10 Yrs
Money Market Portfolio
0.76%	3.32%	3.10%
Lipper® Variable Insurance Products (VIP) Money Market Instrument Funds Average
0.19%	2.87%	2.70%

For the seven-day period ended March 31, 2010, the Money Market Portfolio’s yield was 0.24% and was equivalent to a compound effective yield of 0.24%.

NMSF–57	Northwestern Mutual Series Fund, Inc.

Money Market Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

Northwestern Mutual Series Fund, Inc.	NMSF–58